UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

_______________________

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a–12

China Recycling Energy Corporation

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA RECYCLING ENERGY CORPORATION

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 2, 2019

NOTICE HEREBY IS GIVEN that the 2019 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, will be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China on July 2, 2019, at 10:00 a.m. local time, to consider and act upon the following:

1.	To elect five directors, each to serve until the 2020 Annual Meeting of Stockholders;
2.	To ratify the appointment of MJF and Associates, APC as our independent registered public accounting firm for the fiscal year ending December 31, 2019;
3.	To approve an amendment to our Articles of Incorporation to (i) increase the total number of our authorized shares of common stock, par value $0.001 per share, from 20,000,000 shares to 100,000,000 shares and (ii) authorize the issuance of up to 60,000,000 shares of blank check preferred stock, par value $0.001 per share;
4.	To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting; and
5.	To approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote,; and
6.	To approve, on an advisory basis, a resolution relating to the frequency of voting on the Company's executive compensation.

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on May 7, 2019 are entitled to receive notice of and to vote at the 2019 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors
Xi’an City, Shaanxi Province, China
May 10, 2019

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on July 2, 2019:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2019 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND OUR 2019 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

SUPPLEMENT TO PROXY STATEMENT

FOR THE

2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 2, 2019

The following information relates to the proxy statement (the “Proxy Statement”) of China Recycling Energy Corporation, a Nevada corporation (“we,” “CREG,” “us,” or the “Company”), as filed by the Company with the Securities and Exchange Commission (the “SEC”) and furnished to stockholders of the Company in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors”) for the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”). All capitalized terms used in this supplement to the Proxy Statement (this “Supplement”) and not otherwise defined herein have the respective meanings ascribed to such terms in the Proxy Statement. This Supplement, which amends and supplements the Proxy Statement, is being filed with the SEC and being made available to stockholders of the Company on May 10, 2019.

The Company will hold the Annual Meeting as originally scheduled on July 2, 2019. The Proxy Statement provides information about the matters you will be asked to consider and vote on at the Annual Meeting, except that information with respect to Proposal Nos. 5 and 6 is set forth in this Supplement. Only stockholders of record as of the close of business on May 7, 2019 are entitled to receive notice of and to vote at the Annual Meeting.

The Proxy Statement contains important additional information, and this Supplement should be read in conjunction with the Proxy Statement.

Advisory Vote on Executive Compensation

The Board has determined that the Company’s stockholders will vote, on a non-binding, advisory basis, on a resolution approving our executive compensation as reported in this Proxy Statement. We are providing you with additional information in this Supplement and an amended proxy card to allow stockholders to vote on a non-binding, advisory basis, on our executive compensation as Proposal No. 5.

Advisory Vote Regarding Frequency of Voting on Executive Compensation

The Board has determined that the Company’s stockholders will vote, on an advisory basis, on whether future “say on pay” votes should occur every year, every two years, or every three years. We are providing you with additional information in this Supplement and an amended proxy card to allow stockholders to vote on the frequency of such future advisory votes as Proposal No. 6.

PROPOSAL NO. 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Proxy Statement is hereby amended to provide, as a new Proposal No. 5 to be voted on by stockholders, for an advisory vote regarding the compensation paid to our named executive officers.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail elsewhere in the Proxy Statement, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to ensure that the program is structured appropriately in order to obtain our strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 12 of this Proxy Statement. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402(m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

If your shares are held by your broker in “street name,” and you do not vote your shares, your brokerage firm may not vote your unvoted shares on Proposal No. 5. Abstentions are not counted for purposes of this Proposal No. 5.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL NO. 6 – ADVISORY VOTE REGARDING FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION

The Proxy Statement is hereby amended to provide, as a new Proposal No. 6 to be voted on by stockholders, for an advisory vote regarding the frequency of voting on executive compensation.

The regulations that require us to hold a “say on pay” advisory vote also require that stockholders be asked how often they wish to vote on a “say on pay” proposal. In accordance with these requirements, we are asking stockholders to vote on whether future “say on pay” votes should occur every year, every two years, or every three years. The vote on the frequency of “say on pay” votes is advisory in nature and must be held at least once every six years.

After careful consideration, the Board has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every three years.

In accordance with regulations promulgated under Section 14A of the Exchange Act, stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Although the advisory vote is non-binding on the Company, the Board has adopted a policy of adopting any recommendation of the stockholders regarding the frequency of advisory votes on executive compensation which receives the vote of a majority of the Company's stockholders voting on the proposal. If none of the three frequency options receives the vote of the holders of a majority of the shares of the common stock present or represented and voting, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes to be the frequency that has been recommended by stockholders, and the Board and the Compensation Committee will give careful consideration to the voting results on this proposal.

If your shares are held by your broker in “street name,” and you do not vote your shares, your brokerage firm may not vote your unvoted shares on Proposal No. 6. Abstentions are not counted for purposes of determining a frequency of voting.

THE BOARD RECOMMENDS A VOTE TO HOLD ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

VOTING

Whether or not you plan to participate in the Annual Meeting, we hope you will take time to vote your shares. If you are a stockholder of record, you may vote as follows:

By Internet — stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone — stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail — stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Ms. Adeline Gu, Chief Financial Officer, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. China Time on July 1, 2019.

In Person — stockholders may vote in person at the 2019 Annual Meeting. To vote in person, come to the 2019 Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2019 Annual Meeting.

Please vote your shares as soon as possible over using the above methods or by using the amended proxy card enclosed with this Supplement if you would like to change your vote or if you have not voted yet. The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, in that the enclosed proxy card includes the new Proposals Nos. 5 and 6.

If you have already voted and do not submit new voting instructions, your previously submitted proxy card or voting instructions will be voted at the Annual Meeting with respect to all matters properly brought before the Annual Meeting, but will not be counted in determining the outcome of the new Proposals Nos. 5 and 6. To vote on an advisory basis on the frequency of voting on executive compensation and on a non-binding, advisory basis on the compensation of our named executive officers, you must submit a vote on Proposals Nos. 5 and 6. PLEASE NOTE THAT IF YOU SUBMIT NEW VOTING INSTRUCTIONS, SUCH VOTING INSTRUCTIONS WILL REVOKE ALL PRIOR VOTING INSTRUCTIONS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL WHEN SUBMITTING NEW VOTING INSTRUCTIONS.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2019 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the 2019 Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

Your proxy is revocable at any time before it is voted at the 2019 Annual Meeting in any of the following three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.	You may send a written notice that you are revoking your proxy to Ms. Adeline Gu, our Chief Financial Officer, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

3.	You may attend the annual meeting and vote in person. However, simply attending the annual meeting will not, by itself, revoke your proxy.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 02, 2019

CHINA RECYCLING ENERGY CORPORATION

CHINA RECYCLING ENERGY CORPORATION
4/F TOWER
RONG CHENG YUN GU
BUILDING KEJI 3RD ROAD
XI'AN 710075 CHINA

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 07, 2019
Date: July 02, 2019 **Time:** 10:00 AM LST
Location: 4/F, Tower C,
Rong Cheng Yun Gu Building
Keji 3rd Road, Yanta District
Xi'an City Shaanxi Province 710075
China

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 18, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000424192_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Guohua Ku   02 Xiaoping Guo   03 Geyun Wang   04 Xiaogang Zhu   05 LuLu Sun

The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5.

5 By non-binding vote, approval of the compensation of the Company's named executive officers.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

6 By non-binding vote, approval of the frequency of holding future advisory votes to approve executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000424192_3 R1.0.1.18

CHINA RECYCLING ENERGY CORPORATION
4/F TOWER
RONG CHENG YUN GU
BUILDING KEJI 3RD ROAD
XI'AN 710075 CHINA

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 pm China Time on 07/01/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 pm China Time on 07/01/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Guohua Ku 02 Xiaoping Guo 03 Geyun Wang 04 Xiaogang Zhu 05 LuLu Sun

The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 years	2 years	1 year	Abstain
6 By non-binding vote, approval of the frequency of holding future advisory votes to approve executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000424193_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is/are available at www.proxyvote.com

CHINA RECYCLING ENERGY CORPORATION
Annual Meeting of Shareholders
July 2, 2019 10:00 AM China Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Guohua Ku and Adeline Gu, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CHINA RECYCLING ENERGY CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 AM, China Time on July 2, 2019, at the Annual Meeting of the Shareholders, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000424193_2 R1.0.1.18